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                           AMERICAN PERFORMANCE FUNDS

                       SUPPLEMENT DATED NOVEMBER 15, 2004
                                     TO THE
           MONEY MARKET FUNDS, BOND FUNDS AND EQUITY FUNDS PROSPECTUS
                             DATED JANUARY 1, 2004

GROWTH EQUITY FUND

1. The fund summary information on page 50 is deleted and replaced in its entirety with the following:

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
  GROWTH FUNDS:                      INVESTMENT GOAL
  Growth investing focuses on        Long-term capital appreciation by
  companies believed to have         investing in U.S. common stocks.
  above-average potential for
  growth in revenue and earnings.    PRINCIPAL INVESTMENT STRATEGY
  Reflecting the market's high
  expectations for superior          The Growth Equity Fund seeks long-term
  growth, the prices of such         capital appreciation by investing
  stocks are typically above         primarily in a diversified portfolio of
  average in relation to such        common stocks.
  measures as revenue, earnings,
  book value, and dividends.         Under normal circumstances, the Fund
                                     invests at least 80% of its assets in
  THE S&P 500/BARRA GROWTH INDEX:    equity securities. This policy will not
                                     be changed without at least 60 days'
  consists of those domestic         prior notice to shareholders. The Fund
  stocks included in the S&P 500     invests primarily in a universe of
  Index which adhere to a growth     equity securities of large U.S.
  investment style. As of the        companies above a given market
  date of this Prospectus, the       capitalization, currently $1.5 billion.
  S&P 500/ BARRA Growth Index
  statistics were as follows: the    The Fund uses proprietary,
  smallest company had a market      quantitatively-derived investment models
  capitalization of $879 million,    to build a large cap growth portfolio of
  the largest company a market       stocks with above average growth
  capitalization of $291 billion,    potential by tactically rotating among
  the mean market capitalization     industry sectors and styles which
  was $30 billion, and the           include but are not limited to momentum,
  weighted average market            earnings yield, earnings variability,
  capitalization was $116 billion    dividend yield, and volatility. The Fund
                                     will exhibit volatility similar to the
                                     S&P 500/BARRA Growth Index and slightly
                                     higher than the S&P 500 Index.
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                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL INFORMATION
                             FOR FUTURE REFERENCE.
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